Exhibit 10.3

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

CoinDesk Indices, Inc.

250 Park Avenue South, 2nd Floor

New York, NY 10003

Master Index License Agreement

This Master Index License Agreement (the “Agreement”) is made as of January 31, 2022 (the “Effective Date”), by and between CoinDesk Indices, Inc. (formerly known as TradeBlock Inc.), a Delaware corporation, having its principal place of business at 250 Park Avenue South, 2nd Floor, New York, NY 10003 (“TradeBlock”); and Grayscale Investments, LLC, a Delaware limited liability company, having its principal place of business at 290 Harbor Drive, Stamford, CT 06902 (“Licensee”), acting as the sponsor or manager of the investment funds listed on Exhibit A attached hereto (each, an “Entity”, and collectively the “Entities”). TradeBlock and Licensee are each referred to herein as a “Party” and collectively as the “Parties.”

1. Services. From time to time during the Term hereof, the Parties may execute one or more orders under this Agreement substantially in the form of Exhibit B attached hereto (each, an “Order”), including the first Order being executed by the Parties concurrently herewith (“Order No. 1”). Subject to the terms and conditions of this Agreement, TradeBlock will provide to Licensee access to TradeBlock’s indexes specified on the Order (each a “Licensed Index”, and collectively the “Licensed Indexes”), along with the related services specified on such Order (together with provision of the Licensed Indexes, the “Services”).

2. Fees and Payments. Licensee shall pay the fees as set forth in each Order and as otherwise set forth herein. Unless otherwise set forth in the Order, invoices for Services shall be payable net thirty (30) days from the date of the invoice. The service charge is in addition to the overdue balance. All fees are exclusive of, and Licensee is responsible for paying, reimbursable expenses, and applicable federal, state, and local sales, use, excise, or other applicable taxes other than taxes on the net income of TradeBlock. TradeBlock may add any such taxes to invoices submitted to Licensee.

3. Term. This Agreement shall commence upon the Effective Date and shall continue through the later of (i) the end date set forth on Exhibit B attached hereto (for Order No. 1 being executed concurrently herewith) or (ii) the latest end date set forth on any other Order executed hereunder (if any) prior to the end date for Order No. 1, in any case unless terminated earlier in accordance with Section 4 (the “Initial Term”). This Agreement will renew automatically for additional one-year periods (each, a “Renewal Term”), unless either

Party provides written notice of non-renewal to the other Party at least thirty (30) days prior to the end of the then-current Initial Term or Renewal Term, (as applicable), or unless terminated earlier in accordance with Section 4. The Initial Term, together with all Renewal Terms, are collectively referred to herein as the “Term.”

4. Termination.

4.1 Termination for Breach or Insolvency. Either Party may terminate this Agreement (and all Orders then in effect) immediately upon written notice to the other Party (a) if such other Party has committed a material breach of this Agreement that remains uncured thirty (30) days after written notice of such breach from the non-breaching Party, or (b) if the other Party (i) holds any meeting with or proposes to enter into or has proposed to it any arrangement or composition with its creditors; (ii) has a receiver, administrator, or other encumbrancer take possession of, or appointed over or has any distress, execution or other process levied or enforced (and not discharged within sixty (60) days) upon the whole or substantially all of, its assets; (iii) ceases or threatens to cease to carry on business or becomes unable to pay its debts; or (iv) experiences any analogous event.

4.2 Termination for Violation of Applicable Law. In addition to the foregoing, either Party may terminate this Agreement (and all Orders then in effect) immediately upon written notice to the other Party in the event of any actual or alleged violation by such other Party of any Applicable Law, including without limitation any law, rule, or regulation regarding money transmission, taxation, or trading, or that otherwise materially impairs either Party’s ability to perform its

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

CoinDesk Indices, Inc.

250 Park Avenue South, 2nd Floor

New York, NY 10003

obligations under this Agreement in TradeBlock’s judgment. For purposes of this Agreement, “Applicable Law” means any law, statute, ordinance, regulation, rule, or order of any kind whatsoever of any governmental authority in effect and applicable to the activities contemplated by this Agreement or as the context otherwise dictates.

4.3 Termination for Other Regulatory Reasons. In addition to the foregoing, either Party may terminate this Agreement (and all Orders then in effect) immediately upon written notice to the other Party in the event of any change of any Applicable Law (including through case law) relating to the Services hereunder, and TradeBlock accordingly ceases to engage in the business of providing the Services.

4.4 Effects of Termination. Effective immediately upon expiration or termination of this Agreement, (a) all rights granted under this Agreement will become void, (b) Licensee shall immediately cease all use of the Licensed Indexes and other Services hereunder, and (c) Licensee shall remove any TradeBlock-provided materials, tags and code from any website and other materials. If this Agreement is terminated by Licensee (except pursuant to Section 4.3), any pre-paid fees for the unused portion of the Term hereof will be refunded to Licensee and all fees paid or payable for the terminated Term are cancellable.

4.5 Survival. Any provision of the Agreement that contemplates or governs performance or observance subsequent to its expiration or termination will survive the expiration or termination of this Agreement (or the applicable Order) for any reason.

5. Licensed Indexes and Related Services.

5.1 License Grant. Subject to the terms and conditions of this Agreement (including Licensee’s timely payment of the applicable fees hereunder), TradeBlock hereby grants to Licensee for the Term hereof:

(i) an exclusive, non-transferable, non-sublicensable, limited and revocable license to access and use the VWAP Algorithm (defined in Order No. 1)

solely in connection with Licensee’s access and use of the other Services provided by TradeBlock hereunder for purposes of, as applicable, (a) calculating the share prices of the Entities, and (b) providing such share prices and any related information to Licensee’s clients and custodians or administrators of the Entities; and

(ii) a non-exclusive, non-transferable, non-sublicensable, limited and revocable license for Licensee to access and use all other Services provided by TradeBlock hereunder (including the Licensed Indexes), solely for purposes of, as applicable, (a) calculating the share prices of the Entities, and (b) providing such share prices and any related information to Licensee’s clients and custodians or administrators of the Entities; [**]

(iii) [**].

5.2 Reservation of Rights. All rights not expressly licensed to Licensee hereunder are reserved to TradeBlock, including without limitation all ownership and proprietary rights in the Services and other technology of TradeBlock, and all Intellectual Property Rights (defined below) thereto. Licensee expressly acknowledges that its rights to access and use the Services are limited to the license rights set forth in Section 5.1 above (as supplemented by any applicable Order). Licensee will not claim ownership or proprietary rights in any of the Services or any other technology of TradeBlock, or any Intellectual Property Rights thereto.

5.3 Restrictions. Licensee shall not at any time, including after expiration or termination of this Agreement: (a) decompile, disassemble, decode or reverse engineer or otherwise attempt to reconstruct the source code, structure, algorithms or internal ideas underlying any of the Services or any other technology of TradeBlock; (b) make any copies of any of the Services or any other technology of TradeBlock without TradeBlock’s prior written consent in each instance; (c) obscure, alter or remove any notice of any copyright, trademark, trade name, service mark, logo, or other intellectual property or proprietary right designation appearing on or contained within any of the Services or

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

CoinDesk Indices, Inc.

250 Park Avenue South, 2nd Floor

New York, NY 10003

any other technology of TradeBlock; (d) bypass, delete or disable any copy protection mechanism or security mechanism of any of the Services or any other technology of TradeBlock; (e) knowingly use the Services to store or transmit malicious code; (f) interfere with or disrupt the integrity or performance of the Services or third-party data contained therein; (g) except as expressly permitted under this Agreement, transfer, distribute, assign, sublicense, rent, lease, time share, service bureau, sell or otherwise provide any of the Services to any third party; or (h) otherwise violate the license grants or restrictions set forth in this Agreement.

5.4 Responsibility for All Use. Licensee shall be fully responsible for all use (authorized or not) of the Services conducted by or on behalf of Licensee, including by its employees, representatives, contractors, and agents.

5.5 Security Obligations. Licensee shall take all reasonable precautions to prevent unauthorized or improper access to or use of the Services provided to Licensee hereunder.

5.6 Acknowledgment. Licensee acknowledges that the Licensed Indexes are based on various inputs, which may include spot currency exchange rates, over-the-counter trade data, derivative instrument pricing, and/or data from other related financial products, and that TradeBlock does not guarantee the accuracy, completeness, timeliness, or validity of any such inputs. Licensee further acknowledges that to the extent any such inputs are not accurate, complete, timely, or otherwise valid, the Licensed Indexes may be inaccurate and/or contribute to undesirable trading decisions, among other scenarios.

6. Licensed Marks. Subject to the terms and conditions of this Agreement (including Licensee’s timely payment of the fees hereunder), TradeBlock hereby grants to Licensee for the Term hereof a limited, revocable, non-exclusive, non-transferable, non-sublicensable license for Licensee to refer to TradeBlock’s name and logo (solely as furnished by TradeBlock to Licensee) and the Licensed Index names identified in the Order (collectively, with TradeBlock’s name and logo, the “Licensed Marks”), solely in connection with using the Licensed Indexes as authorized under this Agreement. Licensee shall only use the Licensed Marks in the form and manner prescribed by TradeBlock from time to time, and if TradeBlock notifies Licensee of any incorrect usage of any of the Licensed Marks in connection with the foregoing, Licensee will promptly correct such usage. All use by or on behalf of Licensee of any of the Licensed Marks, including any goodwill associated therewith, shall inure solely to the benefit of, and be under the control of, TradeBlock. Licensee shall provide reasonable assistance to TradeBlock in facilitating TradeBlock’s control of the nature and quality of all uses of the Licensed Marks upon request. As between the Parties, TradeBlock will have the sole right and discretion to determine whether the use of any of the Licensed Marks by Licensee complies with this Section.

7. Compliance with Law. Licensee shall use the Services in compliance with all Applicable Law, and shall otherwise comply with Applicable Law at all times in connection with this Agreement. Without limiting the generality of the foregoing, Licensee shall ensure that its implementation and use of the Services complies with all laws and regulations applicable to Licensee’s business and geographic locations, and shall inform TradeBlock if such compliance requires any modification to the Services.

8. Intellectual Property. Licensee expressly acknowledges that (a) all right, title and interest in and to the Services and other technology of TradeBlock, as well as the methods used by TradeBlock to perform any Services, including all Intellectual Property Rights embodied in or associated with any of the foregoing, are and shall remain with TradeBlock or its third-party licensors; (b) no right or interest in the Services or any other technology of TradeBlock is conveyed to Licensee, other than the limited licenses granted under or pursuant to this Agreement; (c) the Services or any other technology of TradeBlock, and any methods used to perform the Services are protected by Intellectual Property Rights; and (d) the Services or any other technology of TradeBlock, and any methods used to perform the Services embody valuable confidential and proprietary information of TradeBlock or its licensors,

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

CoinDesk Indices, Inc.

250 Park Avenue South, 2nd Floor

New York, NY 10003

and that such information is the Confidential Information (as defined below) of TradeBlock. As used in this Agreement, “Intellectual Property Rights” means all trade secrets, patents, copyrights, service marks, trademarks, trade names, moral rights, and other proprietary rights of any type, including any applications, continuations or other registrations with respect to any of the foregoing, under the laws or regulations of any foreign or domestic governmental, regulatory or judicial authority. No implied licenses are granted herein.

9. Confidentiality.

9.1 Confidential Information. TradeBlock and Licensee understand and agree that in connection with the negotiation and performance of this Agreement, each Party may have had or have access to or may have been or be exposed to, directly or indirectly, private or confidential information of the other Party, including, but not limited to, trade secrets, computer programs and code, scripts, algorithms, features and modes of operation, inventions (whether or not patentable), techniques, processes, methodologies, schematics, testing procedures, software design and architecture, design and function specifications, analysis and performance information, documentation, details of its products and services, as well as names and expertise of, and information relating to, vendors, employees, consultants, customers and prospects, know-how, ideas, and technical, business, pricing information, financial and marketing information and strategies and any other information that the receiving party reasonably should know is confidential (“Confidential Information”). Each Party (on its behalf and on behalf of its subcontractors, employees or representatives, or agents of any kind) shall hold and treat all Confidential Information of the other Party in confidence and will protect such Confidential Information with the same degree of care as such Party uses to protect its own Confidential Information of like nature.

9.2 Obligations. Each Party (the “Receiving Party”) receiving Confidential Information of the other Party (the “Disclosing Party”) will not, without the prior written consent of the Disclosing Party, disclose any

Confidential Information of the Disclosing Party to any third party, except that the Receiving Party may disclose such Confidential Information or portions thereof (a) to its directors, officers, employees, agents and representatives on a need-to-know basis in connection with performance of this Agreement, or (b) as may be required by Applicable Law, judicial process, or a governmental or regulatory agency request or inspection; provided, however, that if the Receiving Party is required to disclose such Confidential Information under clause (b) of this Section, the Receiving Party shall promptly notify the Disclosing Party of such pending disclosure and if permitted by law, consult with the Disclosing Party prior to such disclosure as to the availability and advisability of seeking a protective order or other means of preserving the confidentiality of the Confidential Information.

9.3 Exceptions. Notwithstanding anything contained herein to the contrary, Confidential Information does not include any information that (a) at the time of the disclosure or thereafter is lawfully obtained from publicly available sources generally known by the public (other than as a result of a disclosure in violation of this Agreement by the Receiving Party or its representative); (b) is available to the Receiving Party on a non-confidential basis from a source that is not and was not bound by any confidentiality obligation with respect to the Confidential Information; (c) has been independently acquired or developed by the Receiving Party without violating its obligations under this Agreement or under any Applicable Law; or (d) was lawfully in the Receiving Party’s possession on a non-confidential basis prior to disclosure by the Disclosing Party.

10. Representations and Warranties. Each Party represents and warrants to the other Party that: (a) the signatory signing this Agreement has the right and authority to sign this Agreement on its behalf; (b) to the best of its knowledge this Agreement does not and shall not conflict with any other agreement entered into by it; (c) it has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement; and (d) it owns (or has been duly licensed to use) all rights in its intellectual property required in order

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

CoinDesk Indices, Inc.

250 Park Avenue South, 2nd Floor

New York, NY 10003

to grant the licenses granted herein. TradeBlock represents and warrants that it has all necessary rights to publish and disseminate the Licensed Indexes. Licensee represents and warrants that the Entities and the marketing and promotion thereof by Licensee will not violate any agreement applicable to Licensee or violate any Applicable Laws, including without limitation, securities, commodities, and banking laws.

11. Warranty Disclaimers. EXCEPT FOR THE FOREGOING WARRANTIES, AND TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW, BOTH PARTIES DISCLAIM ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, CONCERNING OR RELATED TO THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT. IN ADDITION, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, AND TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW, THE SERVICES ARE PROVIDED “AS IS” AND “AS AVAILABLE”, AND TRADEBLOCK DOES NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENTATIONS REGARDING THE USE, THE RESULTS OF THE USE, OR THE BENEFITS OF THE SERVICES, OR ANY INFORMATION CONTAINED THEREIN OR OTHERWISE PROVIDED PURSUANT TO THIS AGREEMENT, OR THAT THE SERVICES WILL BE ERROR-FREE OR FREE FROM INTERRUPTIONS OR OTHER FAILURES.

12. Limitations of Liability.

12.1 Exclusion of Certain Damages. EXCEPT FOR A PARTY’S GROSS NEGLIGENCE, WILLFUL MISCONDUCT, INDEMNIFICATION OBLIGATIONS, OR BREACH OF ITS CONFIDENTIALITY OBLIGATIONS, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY LOSS OF USE, REVENUE OR PROFIT; ANY LOSS OF DATA; ANY DIMINUTION IN VALUE; OR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT,

EXEMPLARY, SPECIAL OR PUNITIVE DAMAGES, ARISING UNDER THIS AGREEMENT, REGARDLESS WHETHER SUCH DAMAGES ARISE OUT OF BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, AND REGARDLESS WHETHER SUCH DAMAGES WERE FORESEEABLE AND WHETHER OR NOT A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE.

12.2 Limitation of Liability. [Reserved.]

12.3 Other Terms. IN THE EVENT THAT APPLICABLE LAW DOES NOT ALLOW ANY OF THE FOREGOING THE EXCLUSIONS OR LIMITATIONS OF LIABILITY, SUCH EXCLUSION OR LIMITATION WILL BE DEEMED MODIFIED SOLELY TO THE EXTENT NECESSARY TO COMPLY WITH APPLICABLE LAW. LICENSEE ACKNOWLEDGES THAT THIS SECTION 12 IS AN ESSENTIAL PART OF THIS AGREEMENT, ABSENT WHICH THE ECONOMIC TERMS AND OTHER PROVISIONS OF THIS AGREEMENT WOULD BE SUBSTANTIALLY DIFFERENT.

13. Indemnity.

13.1 Indemnification by Licensee. Subject to the provisions of Section 13.3 below, Licensee shall defend, indemnify, and hold harmless TradeBlock and its affiliates, and their respective directors, officers, employees, agents and representatives, from and against any and all damages, liabilities, costs and losses of any kind (including reasonable attorneys’ fees) (collectively, “Losses”) to the extent arising out any third-party claim (each, a “Claim”) that arises out of or relates to any of the following: (a) any use by or on behalf of Licensee of any Licensed Index furnished hereunder in breach of this Agreement (including any actual violation of any Applicable Law, or any third-party allegation of a violation of any Applicable Law, is alleged to or actually arising out of or resulting from such use), except in all cases to the extent of any Claim subject to Section 13.2(a) below; (b) any materials or other content

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

CoinDesk Indices, Inc.

250 Park Avenue South, 2nd Floor

New York, NY 10003

furnished to TradeBlock by Licensee hereunder, or any use thereof by or on behalf of TradeBlock solely as authorized under this Agreement, to the extent such use is alleged (by a third party) or actually infringes upon, violates, or misappropriates any Intellectual Property Rights of a third party; or (c) any breach by Licensee of any of its representations, warranties or covenants under this Agreement except in all cases to the extent arising out of TradeBlock’s gross negligence or willful misconduct.

13.2 Indemnification by TradeBlock. Subject to the provisions of Section 13.3 below, TradeBlock shall defend, indemnify, and hold harmless Licensee and its affiliates, and their respective directors, officers, employees, agents and representatives, from and against any and all Losses to the extent arising out any Claim that arises out of or relates to any of the following: (a) any of the Licensed Indexes or other Services, or any other material or content, furnished to Licensee by TradeBlock hereunder, or any use thereof by or on behalf of Licensee solely as authorized under this Agreement, to the extent such use is alleged (by a third party) or actually infringes upon, violates, or misappropriates any Intellectual Property Rights of a third party; or (b) any breach or alleged (by a third party) breach by TradeBlock of any of its representations, warranties or covenants under this Agreement.

13.3 Indemnification Procedures. If any Party (or any of its affiliates, or their respective directors, officers, employees, agents and representatives) may be entitled to indemnification under this Section 13, such Party (the “Indemnified Party”) shall promptly notify in writing the other Party (the “Indemnifying Party”) thereof; provided, however, that the failure of the Indemnified Party to provide prompt notice shall not relieve the Indemnifying Party of its indemnity obligations hereunder, except to the extent the failure to so notify prejudices the Indemnifying Party’s ability to defend against the Claim. The Indemnifying Party shall direct the defense and settlement of any such Claim, and shall have the right to employ counsel of its choice to defend any such claim, or to compromise, settle or otherwise dispose of the same, if the Indemnifying Party deems it advisable to do so, all at the expense of the

Indemnifying Party, provided that the Indemnifying Party shall not be permitted to settle, compromise or admit any fault or wrongdoing in respect of any Claim, or any issue or matter therein, on behalf of any indemnitee, without the prior written consent of the Indemnified Party, unless (i) the Indemnifying Party assumes full and sole responsibility for such settlement, compromise or admission of fault and such settlement, compromise or admission of fault grants the Indemnitee a complete and unqualified release in respect of any potential or resulting liability, obligation or burden and (ii) the indemnitee is fully indemnified against all such liability.

14. Force Majeure. Except with respect to payment obligations under this Agreement, if either Party is unable to perform any of its obligations hereunder due to any act of God, fire, casualty, flood, war, strike, shortage or any other cause beyond its reasonable control, and if such Party uses commercially reasonable efforts to avoid such occurrence and minimize its duration and gives prompt notice to the other Party, then such Party’s performance shall be excused and the time for its performance shall be extended for the period of delay or inability to perform.

15. Standard Upgrades. All patches, bug fixes, and other standard upgrades of the Services made available by TradeBlock to its customers generally during the Term will be made available to Licensee at no additional charge. Any enhancements specific to Licensee and other non-standard upgrades, such as separate products, integration work, customization, and non-standard features, may be made available for an additional fee as set forth on the applicable Order.

16. Compliance with Laws. Licensee shall ensure that its implementation and use of the Services complies with all laws and regulations applicable to Licensee’s business and geographic locations, and shall inform TradeBlock if such compliance requires any modification to TradeBlock’s standard Services offerings. Upon Licensee’s request, TradeBlock cannot guarantee but will endeavor to support Licensee’s specific requirements for compliance with Applicable Laws and regulations, and any modification to

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

CoinDesk Indices, Inc.

250 Park Avenue South, 2nd Floor

New York, NY 10003

TradeBlock’s standard Services offerings requested or required by Licensee may require professional services work by TradeBlock and/or additional fees.

17. Third Party Applications. From time to time, TradeBlock may make available plug-in or add-on applications from third parties that integrate or interoperate with the Services (each, an “Application”). If Licensee, in its sole discretion, chooses to install, access, or enable an Application, Licensee acknowledges and agrees that the third-party provider of such Application may acquire access to Licensee’s account data and information as required for the interoperation or integration of such Application, and that the Application shall be governed by its own terms and conditions and are not part of the Services under this Agreement. Licensee assumes full responsibility for any damages, losses, costs, or harms arising from the use of or inability to use any such Application. To the fullest extent permitted by Applicable Law, TradeBlock disclaims all liabilities with respect to Licensee’s use of or inability to use any such Application and the performance or non-performance of such Application (including direct, indirect, incidental, punitive or consequential damages). TradeBlock has no obligation to monitor such Applications and does not control or endorse the content, messages or information found in such Applications and specifically disclaims any liability with regard to such content, messages or information. TradeBlock does not monitor or control the limitation, suspension or termination of their services and specifically disclaims any liability with regard to such Applications service limitation, suspension or termination. ANY AND ALL SUCH APPLICATIONS ARE PROVIDED “AS IS”, AND TRADEBLOCK DOES NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENTATIONS REGARDING THE USE, THE RESULTS OF THE USE, OR THE BENEFITS OF THE APPLICATIONS, OR ANY INFORMATION CONTAINED THEREIN OR OTHERWISE PROVIDED, OR THAT THE APPLICATIONS WILL BE ERROR-FREE OR FREE FROM INTERRUPTIONS OR OTHER FAILURES. TRADEBLOCK HEREBY DISCLAIMS ALL REPRESENTATIONS, WARRANTIES AND OTHER TERMS AND CONDITIONS WITH REGARD TO

SUCH APPLICATIONS, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT.

18. Notices. All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally, (b) sent via a recognized overnight courier or via registered mail return receipt requested, or (c) sent via email (with a copy sent via a recognized overnight courier or via registered mail return receipt requested):

If to Licensee:

Grayscale Investments, LLC

290 Harbor Drive, Stamford, CT 06902

Attention: Edward McGee, Vice President, Finance

Telephone: +1 (212) 668-3911

Email: legal@grayscale.co

If to TradeBlock:

CoinDesk Indices, Inc.

250 Park Avenue South, 2nd Floor, New York, NY 10003

Attention: Accounts and Operations

Telephone: +1 (646) 666-7304

E-mail: contact@tradeblock.com

19. Independent Contractors. The Parties are independent contractors and neither this Agreement nor the performance of Services shall create an association, partnership, joint venture, or relationship of principal and agent, master and servant, or employer and employee, between the parties; and neither Party will have the right, power or authority (whether expressed or implied) to enter into or assume any duty or obligation on behalf of the other Party.

20. Marketing. Licensee hereby authorizes TradeBlock to (a) list Licensee in TradeBlock’s customer lists, and (b) use Licensee’s name and logo on TradeBlock’s website and other marketing materials

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

CoinDesk Indices, Inc.

250 Park Avenue South, 2nd Floor

New York, NY 10003

solely for purposes of identifying Licensee as a customer of the Services, subject, in all cases and in each instance, to Licensee’s prior written consent. TradeBlock hereby authorizes Licensee to (a) list TradeBlock in Licensee’s preferred vendor lists, and (b) use TradeBlock’s name and logo on Licensee’s website and other marketing materials solely for purposes of identifying TradeBlock as a provider of the Services. In addition, TradeBlock may describe the Services used by Licensee and Licensee’s experience with such Services, and TradeBlock may develop and make available a case study, magazine article, video, press release (including a win release announcement) and/or podcast related to Licensee’s use of the Services (the “Content”); provided, however, that such Content may not be publicly used or distributed without prior written consent of Licensee. If Licensee notifies TradeBlock of any incorrect usage of its name or logo in connection with the foregoing, TradeBlock will promptly correct such usage.

21. Miscellaneous.

21.1 Entire Agreement. This Agreement, together with all exhibits attached hereto and all Orders that reference this Agreement, contains the entire agreement of the Parties, and supersedes any and all previous agreements addressed herein or with respect to the subject matter hereof, whether oral or written. In the event of any conflict between the terms of this Agreement (including any Order) and any Licensee-issued order form or purchase order, the terms of this Agreement (including the Order) shall control.

21.2 Amendments. No amendment to the terms set forth in this Agreement will be effective unless executed in writing by the Parties hereto.

21.3 Waiver. No failure of either Party to exercise or enforce any rights under this Agreement shall act as a waiver of such rights.

21.4 Assignment. Neither Party may assign or otherwise transfer this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior express written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, upon notice to the other

Party, each Party may assign this Agreement together with all rights and obligations hereunder, without consent of the other Party, in connection with a merger, acquisition, corporate reorganization, or transfer or sale of all or substantially all of its stock or assets that relate to this Agreement to or with any entity that is not a competitor to the other Party, provided that such assignee acknowledges and assumes in writing all responsibilities of such Party under this Agreement. Any purported assignment or transfer made in violation of this Section shall be null and void ab initio. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns.

21.5 Severability. If any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions of this Agreement will remain in full force and the unenforceable provision shall be interpreted so as to render it enforceable while approximating the Parties’ intent as closely as possible.

21.6 Governing Law. This Agreement and the relationship of the Parties shall be governed in all respects, including validity, interpretation, enforcement and effect, by the laws of the State of New York.

21.7 Disputes. If a dispute arises out of or relates to this Agreement or the breach thereof (“Dispute”), and if said Dispute cannot be settled through negotiation within thirty (30) days following notice of such Dispute sent by one Party to the other Party, it shall be finally resolved by arbitration in accordance with the United States Arbitration Act (9 U.S.C. 1 et seq.), administered in the County of New York, State of New York by the American Arbitration Association under its Commercial Arbitration Rules, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction. Each Party expressly waives its right to a trial by jury. The application of the UN Convention on Contracts for International Sale of Goods is expressly excluded.

21.8 Other. This Agreement should not be construed in favor of or against any Party by reason of the extent to which any party or its professional advisors participated in the preparation or drafting of this

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

CoinDesk Indices, Inc.

250 Park Avenue South, 2nd Floor

New York, NY 10003

Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. The counterparts of this Agreement and all ancillary documents may be executed and delivered by facsimile or other emailed electronic signature and the receiving Party may rely on the receipt of such document by such means as if the original had been received. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

21.9 Prior Agreement. The Master License Agreement between the Parties dated February 28, 2019 (the “Prior Agreement”), is hereby terminated by mutual agreement of the Parties, effective January 31, 2022, subject to any provision of the Prior Agreement that contemplates or governs performance or observance subsequent to its expiration or termination with respect to the subject matter thereof.

[signature page follows]

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

CoinDesk Indices, Inc.

250 Park Avenue South, 2nd Floor

New York, NY 10003

IN WITNESS WHEREOF, each Party has caused this Agreement to be executed by its duly authorized representative effective as of the Effective Date.

CoinDesk Indices, Inc.		Grayscale Investments, LLC

Signature:	/s/ Kevin Worth	Signature:	/s/ Michael Sonnenshein
Name: Kevin Worth		Name: Michael Sonnenshein
Title: Authorized Signatory		Title: CEO
Date: 2/1/2022		Date: 2/1/2022

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

CoinDesk Indices, Inc.

250 Park Avenue South, 2nd Floor

New York, NY 10003

EXHIBIT A

Entity		Governing Document
1.	Grayscale Bitcoin Trust (BTC), a Delaware statutory trust formed as of September 13, 2013	Fifth Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Bitcoin Trust (BTC), dated September 12, 2018, by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, as amended by Amendment No. 1 and Amendment No. 2 thereto and as the same may be further amended from time to time.

2.	Grayscale Bitcoin Cash Trust (BCH), a Delaware statutory trust formed as of January 26, 2018	Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Bitcoin Cash Trust (BCH), dated March 1, 2018, by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, as amended by Amendment No. 1 thereto and as the same may be further amended from time to time.

3.	Grayscale Basic Attention Token Trust (BAT), a Delaware statutory trust formed as of December 18, 2020	Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Basic Attention Token Trust (BAT), dated December 18, 2020, by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, as the same may be further amended from time to time.

4.	Grayscale Chainlink Trust (LINK), a Delaware statutory trust formed as of December 18, 2020	Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Chainlink Trust (LINK), dated December 18, 2020, by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, as the same may be further amended from time to time.

5.	Grayscale Ethereum Trust (ETH), a Delaware statutory trust formed as of December 13, 2017	Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Ethereum Trust (ETH), dated July 3, 2018, by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, as amended by Amendment No. 1 and Amendment No. 2 thereto and as the same may be further amended from time to time.

6.	Grayscale Ethereum Classic Trust (ETC), a Delaware statutory trust formed as of April 18, 2017	Second Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Ethereum Classic Trust (ETC), dated February 28, 2018, by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, as amended by Amendment No. 1 thereto and as the same may be further amended from time to time.

7.	Grayscale Filecoin Trust (FIL), a Delaware statutory trust formed as of October 15, 2020	Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Filecoin Trust (FIL), dated October 15, 2020, by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, as the same may be further amended from time to time.

8.	Grayscale Horizen Trust (ZEN), a Delaware statutory trust formed as July 3, 2018	Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Horizen Trust (ZEN), dated August 6, 2018, by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, as amended by Amendment No. 1 thereto and as the same may be further amended from time to time.

9.	Grayscale Litecoin Trust (LTC), a Delaware statutory trust formed as of January 26, 2018	Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Litecoin Trust (LTC), dated March 1, 2018, by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, as amended by Amendment No. 1 thereto and as the same may be further amended from time to time.

10.	Grayscale Livepeer Trust (LPT), a Delaware statutory trust formed as of December 18, 2020	Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Livepeer Trust (LPT), dated December 18, 2020, by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, as the same may be further amended from time to time.

11.	Grayscale Decentraland Trust (MANA), a Delaware statutory trust formed as of December 18, 2020	Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Decentraland Trust (MANA), dated December 18, 2020, by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, as the same may be further amended from time to time.

12.	Grayscale Solana Trust, a Delaware statutory trust formed as of November 8, 2021	Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Decentraland Trust (MANA), dated November 9, 2021, by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, as the same may be further amended from time to time.

13.	Grayscale Stellar Lumens Trust (XLM), a Delaware statutory trust formed as of October 26, 2018	Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Stellar Lumens Trust (XLM), dated December 4, 2018, by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, as amended by Amendment No. 1 thereto and as the same may be further amended from time to time.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

A-1

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

CoinDesk Indices, Inc.

250 Park Avenue South, 2nd Floor

New York, NY 10003

14.	Grayscale Zcash Trust (ZEC), a Delaware statutory trust formed as of October 23, 2017	Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Zcash Trust (ZEC), dated July 3, 2018, by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, as amended by Amendment No. 1 thereto and as the same may be further amended from time to time.

15.	Grayscale Decentralized Finance (DeFi) Fund LLC a Cayman Islands limited liability company formed as of June 10, 2021	Amended and Restated Limited Liability Company Agreement of Grayscale Decentralized Finance (DeFi) Fund LLC, dated June 30, 2021, by and among Grayscale Investments, LLC, as the same may be amended from time to time.

16.	Grayscale Digital Large Cap Fund LLC, a Cayman Islands limited liability company formed as of January 25, 2018	Second Amended and Restated Limited Liability Company Agreement of Grayscale Digital Large Cap Fund LLC, dated March 7, 2018, by and among Grayscale Investments, LLC, as the same may be amended from time to time.

Any other entity that Licensee may sponsor or manage from time to time that holds a digital asset for which TradeBlock provides a reference rate or index, provided Licensee notifies TradeBlock in writing of the name and associated governing document of such entity.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

A-2

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

CoinDesk Indices, Inc.

250 Park Avenue South, 2nd Floor

New York, NY 10003

EXHIBIT B

ORDER NO. 1

This Order No. 1 (the “Order”) is entered into in connection with that certain Master Index License Agreement, by and between CoinDesk Indices, Inc. (formerly known as TradeBlock, Inc.) and Grayscale Investments, LLC, dated January 31, 2022 (the “Agreement”). This Order is incorporated by reference into the Agreement, and shall be governed by the terms set forth in the Agreement. To the extent of any conflict between this Order and the Agreement, such term in the Agreement shall prevail. Capitalized terms used but not defined herein have the meanings given to them in the Agreement.

1. Term of Order

Start Date: February 1, 2022

End Date: February 29, 2024

[**]

2. Licensed Indexes

Licensed Index	Digital Asset
ADX	Cardano (ADA)

BCX	Bitcoin Cash (BCH)

BTX	Basic Attention Token (BAT)

DFX	Digital assets included in the CoinDesk DeFi Index (DFX)

ECX	Ethereum Classic (ETC)

ETX	Ethereum (ETH)

LNX	Chainlink (LINK)

LTX	Litecoin (LTC)

SLX	Solana (SOL)

UNX	Uniswap (UNI)

XBX	Bitcoin (BTC)

XLMX	Stellar Lumens (XLM)

ZCX	Zcash (ZEC)

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

CoinDesk Indices, Inc.

250 Park Avenue South, 2nd Floor

New York, NY 10003

Any other investment fund that Licensee sponsors or manages, which holds a digital asset for which TradeBlock provides an index, provided Licensee notifies TradeBlock regarding such entity and TradeBlock consents in writing to adding such entity to this exhibit (commencing as of the date of TradeBlock’s consent notice to Licensee).

The Licensed Indexes are each a US Dollar-denominated composite reference rate for the price of the Digital Asset listed opposite such Licensed Index’s name in the table above, accessible via https://tradeblock.com and an application programming interface (“API”). Data inputs for the Licensed Indexes may include trades from exchanges, over-the-counter markets, or derivative platforms. Inclusion of data from each trading venue is guided by criteria such as depth of liquidity, regulatory compliance, data availability, acceptance of US Dollar deposits, and the discretion of TradeBlock analysts. To calculate the reference rate, trade data is cleansed and compiled in such a manner as to algorithmically reduce the impact of anomalistic or manipulative trading. This is accomplished by adjusting the weight of each data input based on price deviation relative to the observable set, as well as recent and long-term trading volume at each venue relative to the observable set.

3. Related Services to be Provided by TradeBlock

TradeBlock will make the following available to Licensee for each Licensed Index:

•	Automated calculation of the Digital Asset reference price based on the applicable Licensed Index at 4:00 PM EST each weekday on which banks are open in New York, provided via email, API, or both

•	An API with the latest Licensed Index rate

•	Raw, historical Licensed Index rate data upon request via API for all days which the Licensed Index is used as the reference rate for the applicable Digital Asset

TradeBlock will make the following publicly available on tradeblock.com for each Licensed Index:

•	Interactive charting to view the Licensed Index rate over time relative to its constituent inputs (for all publicly-available inputs)

•	Conceptual information about the calculations underlying the Licensed Index rate

•	The latest Licensed Index rate, observable via web browser

4. VWAP Algorithm

In addition to the Licensed Indexes licensed to Licensee pursuant to Section 5.1(ii) (and Section 5.1(iii), if applicable), Licensor has created a unique volume-weighted average price algorithm applied to the price and volume of all inputs for the immediately preceding 24-hour period at 4:00:00 PM on the trade date (the “VWAP Algorithm”). The VWAP Algorithm is licensed to Licensee pursuant to Section 5.1(i) of the main body of the Agreement.

5. Operational Milestones

TradeBlock will use commercially reasonable efforts to achieve the following operational milestones by the specified deadlines; provided, however, that failure to achieve any of these milestones by the specified deadline shall not be a breach of this Order (or the Agreement), but will be pertinent to both (i) the associated fee discounts specified on the table below (and in Section 6 below) and (ii) Licensee’s right to terminate this Order (and the Agreement) early as set forth below.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

CoinDesk Indices, Inc.

250 Park Avenue South, 2nd Floor

New York, NY 10003

Operational Milestone	Deadline	Discount
Begin compliance process for SOC 2 Type 2 report	June 30, 2021	[**	]
Establish index governance committee	July 31, 2021	[**	]
Obtain SOC 1 Type 2 and SOC 2 Type 2 reports	For the period ended 12/31/21 (Delivery Q1 2023)	[**	]

Notwithstanding anything to the contrary in this Order (or the Agreement), if all of the operational milestones specified on the table above are not achieved by TradeBlock by the second anniversary of the Start Date of this Order, then Licensee may terminate this Order (and the Agreement) immediately upon written notice to TradeBlock.

6. Fees

Monthly Fee Calculation

Licensee shall pay TradeBlock:

(i)	[**] per Licensed Index per month;[1] plus

(ii)

The volume-based fee accrued and calculated daily at an annualized rate (based on the applicable Rate per the Volume-Based Fee Schedule(s) below divided by 365) of the aggregated Holdings of all Entities listed in Exhibit A to the Agreement. Holdings will be calculated based on the definition in the applicable Entity’s Governing Document listed opposite such Entity’s name in Exhibit A to the Agreement.

Notwithstanding the foregoing, if any of the operational milestones specified in Section 5 of this Order are not achieved by TradeBlock by the associated deadline also specified in Section 5, then the aggregate monthly fee under this Order for each month thereafter shall be reduced by the applicable discount also specified in Section 5 until such operational milestone is achieved.

Volume-Based Fee Schedule for Entities Using Licensed Indexes (and any other Services) Licensed under Section 5.1 of the Agreement

[**]

Annual volume-based fee calculation:

[**]

[1]	For the avoidance of doubt, any Licensed Index added to Licensed Indexes on Table 2 hereto on a date other than the first day of a month shall be charged on a pro-rated basis.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

CoinDesk Indices, Inc.

250 Park Avenue South, 2nd Floor

New York, NY 10003

Daily volume-based fee calculation (each example continued):

[**]

[order signature page follows]

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.

CoinDesk Indices, Inc.

250 Park Avenue South, 2nd Floor

New York, NY 10003

Agreed and Acknowledged:

Grayscale Investments, LLC

Signature:	/s/ Michael Sonnenshein
Name: Michael Sonnenshein
Title: CEO
Date: 2/1/2022

CoinDesk Indices, Inc.

Signature:	/s/ Kevin Worth
Name: Kevin Worth
Title: Authorized Signatory
Date: 2/1/2022

Certain confidential information contained in this document, marked by [**], has been omitted because the Registrant has determined that the information (i) is not material and (ii) is of the type that the registrant treats as private or confidential.